UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 16, 2011

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Volt Information Sciences, Inc. (the “Company”) has received an extension of the liquidity facility supporting the Company’s $150 million accounts receivable securitization program administered by PNC Bank, National Association (“PNC Bank”) from June 17, 2011 to March 15, 2012.

Under the securitization program, accounts receivable related to the United States operations of the staffing solutions business of the Company and certain of its subsidiaries are sold from time-to-time to Volt Funding Corp., which, in turn, sells an undivided percentage ownership interest in the pool of receivables to a commercial paper conduit.  As previously reported, the continuation of Volt’s securitization program is subject to the periodic renewal of the liquidity facility. The Company retains the servicing responsibility for the accounts receivable. The Company has $50 million drawn under the securitization program.

In addition, the Company has entered into Amendment No. 7, dated as of March 16, 2011, to its Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008 (the “Purchase Agreement”), with its wholly-owned subsidiary, Volt Funding Corp., as seller, Market Street Funding LLC, as a buyer, and PNC Bank, as buyer agent for Market Street and as administrator, which relates to the program.  Under the amendment, the Company has agreed to deliver unaudited financial statements for its fiscal 2009 and 2010 years by September 30, 2011 and audited financial statements for those years, which were previously required to be delivered by May 2, 2011, by February 7, 2012.  No amendments were required to any of the Company’s or any subsidiary’s other credit facilities, including the Company’s $42 million bank credit agreement.

The foregoing summary of Amendment No. 7 to the Purchase Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached to this Report as Exhibit 4.1(a), and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits:

4.1(a)
Amendment No. 7, dated as of March 16, 2011, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

	99.1	The Company’s press release dated March 22, 2011.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date:	March 22, 2011	By:	/s/ Jack Egan
Jack Egan, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number

4.1(a)
Amendment No. 7, dated as of March 16, 2011, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

99.1	The Company’s press release dated March 22, 2011.